Exhibit 99.1
                                   The Honorable Samuel J. Steiner

                                   Chapter 11








                         UNITED STATES BANKRUPTCY COURT
                         WESTERN DISTRICT OF WASHINGTON
                                   AT SEATTLE

In re
                                             Administratively Consolidated under
TREESOURCE INDUSTRIES, INC., et al.,         Case No 99-10937

                           Debtors.          No. 99-10932; 9910937 through
                                             No. 99-10961

Taxpayer ID No. 93-0832150                   SECOND AMENDED JOINT PLAN OF
                                             REORGANIZATION




















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                                    CONTENTS


ARTICLE ONE:
         DEFINITIONS.........................................................1


ARTICLE TWO:  TREATMENT OF ADMINISTRATIVE CLAIMS
         AND PRIORITY TAX CLAIMS.............................................12

ARTICLE THREE:  CLASSIFICATION OF CLAIMS AND
         INTERESTS...........................................................13

ARTICLE FOUR:  IDENTIFICATION OF CLASSES OF CLAIMS AND
         INTERESTS IMPAIRED AND NOT IMPAIRED BY THIS PLAN....................14

ARTICLE FIVE:  PROVISIONS FOR TREATMENT OF  CLAIMS AND
         INTERESTS...........................................................15

ARTICLE SIX:  ACCEPTANCE OR REJECTION OF PLAN................................20

ARTICLE SEVEN:  NEW TERM LOANS...............................................20

ARTICLE EIGHT:  WORKING CAPITAL LOAN.........................................22

ARTICLE NINE:  MEANS FOR IMPLEMENTATION AND EXECUTION OF
         THIS PLAN...........................................................22

ARTICLE TEN:  CONDITIONS PRECEDENT...........................................25

ARTICLE ELEVEN:  EXECUTORY CONTRACTS AND UNEXPIRED LEASES....................26

ARTICLE TWELVE:  PROCEDURES FOR RESOLVING DISPUTED CLAIMS....................28

ARTICLE THIRTEEN:  CORPORATE GOVERNANCE......................................30

ARTICLE FOURTEEN:  MODIFICATION OF THIS PLAN.................................32

ARTICLE FIFTEEN:  EFFECT OF CONFIRMATION.....................................32

ARTICLE SIXTEEN:  MISCELLANEOUS PROVISIONS...................................34














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



                                INDEX TO EXHIBITS
                                                                                 Exhibit
                                                                                 -------


Exhibit A:  Executory Contracts and Unexpired Leases to Be Assumed................   A

Exhibit B: Fifth Restated Articles of Incorporation of TSI........................   B

Exhibit C: Fourth Restated Bylaws of TreeSource Industries, Inc...................   C

Exhibit D:  New TSI Stock Option Plan.............................................   D

Exhibit E:  Form Articles of Incorporation for Washington Reorganized Subsidiaries   E

Exhibit F:  Form Bylaws for Washington Reorganized Subsidiaries...................   F

Exhibit G:  Form Articles of Incorporation for Oregon Reorganized Subsidiaries....   G

Exhibit H:  Form Bylaws for Oregon Reorganized Subsidiaries.......................   H

Exhibit I:  Form Indemnification Agreement........................................   I



























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                   SECOND AMENDED JOINT PLAN OF REORGANIZATION
         TreeSource Industries, Inc. ("TSI") and its debtor subsidiaries, the debtors and debtors in possession in these jointly administered Chapter 11 cases, propose the following Second Amended Joint Plan of Reorganization under section 1121(a) of the United States Bankruptcy Code, 11 U.S.C. Section 1121(a). ALL CREDITORS ARE ENCOURAGED TO CONSULT THE DISCLOSURE STATEMENT BEFORE
VOTING TO ACCEPT OR REJECT THIS PLAN. THE DISCLOSURE STATEMENT CONTAINS A DISCUSSION OF THE DEBTORS' PREPETITION ACTIVITIES AND A SUMMARY AND ANALYSIS OF THIS PLAN.

                            ARTICLE ONE: DEFINITIONS
         Whenever it appears appropriate from the context, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter shall include the masculine, feminine and the neuter. The words "herein," "hereto," "hereof," "hereunder" and others of similar import refer to this Plan as a whole and not to any particular article, section, subsection, or clause contained in this Plan. Any term used in this Plan that is not herein defined but is used in the Bankruptcy Code shall have the meaning assigned to the term in the Bankruptcy Code. Unless the context requires otherwise, the following words and phrases shall have the meaning set forth below when used in initially capitalized form in this Plan:

         "Administrative Claim" means a Claim for payment of an administrative expense of a kind specified in section 503(b) of the Bankruptcy Code and referred to in section 507(a)(1) of the Bankruptcy Code, including, without limitation, the actual, necessary costs and expenses of preserving the Debtors' estates and operating the Debtors' businesses, including



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wages, salaries, or commissions for services rendered after the commencement of the Chapter 11 Case, compensation for legal and other services and reimbursement of expenses awarded under section 330(a) or 331 of the Bankruptcy Code and all charges assessed against the Debtors' estates under section 1930 of title 28 of the United States Code.

         "Allowed" means with respect to Claims, (i) any Claim against the Debtors, proof of which is timely filed, or by order of the Bankruptcy Court is not or will not be required to be filed, or (ii) any Claim that has been or is hereafter listed in the Schedules filed by the Debtors as liquidated in amount and not disputed or contingent and in each case as to which either (a) no objection to the allowance thereof has been interposed within the applicable period of time fixed by this Plan, the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court or (b) such an objection is so interposed and the Claim will have been allowed by a Final Order (but only to the extent so allowed), or
(iii) any Claim allowed pursuant to this Plan. Unless otherwise expressly specified in this Plan or required under applicable law or provisions of the Bankruptcy Code, an Allowed Claim shall not include interest on the principal amount of such Claim from and after the Filing Date. Notwithstanding the foregoing, Claims shall be Allowed to the extent that this Plan provides that they are deemed Allowed.

         "Articles of Incorporation" means the Fifth Restated Articles of Incorporation of TSI, a copy of which is attached hereto as Exhibit B.

         "Bankruptcy Claims" means any and all claims, rights and causes of action of a trustee and debtor in possession existing in favor of the Debtors under the Bankruptcy Code, other than those previously released or compromised pursuant to a Bankruptcy Court Order or those released or compromised as part of or under this Plan that may be brought against an




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Entity, including, but not limited to, all claims, rights and causes of action arising under sections 541 through 553 of the Bankruptcy Code.

         "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended from time to time, Title 11, United States Code, as applicable to the Chapter 11 Case.

         "Bankruptcy Court" means the United States Bankruptcy Court for the Western District of Washington at Seattle.

         "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure promulgated under section 2075 of title 28 of the United States Code, as amended from time to time, and any and all applicable local rules of the Bankruptcy Court, as the same may from time to time be in effect and applicable to the Chapter 11 Case and other related proceedings.

         "Business Day" means any day except a Saturday, Sunday or other day on which the Bankruptcy Court's Office of the Clerk, now located at 315 Park Place Building, 1200 Sixth Avenue, Seattle, Washington, is not open to accept routine filings.

         "Bylaws" means the Fourth Restated Bylaws of TreeSource Industries, Inc., a copy of which is attached hereto as Exhibit C.

         "Cash" means legal tender issued by the government of the United States of America irrespective of the method of payment.

         "Canceled Securities" means a security, note or other instrument, other than an Other Secured Claim evidencing a Claim or Interest outstanding immediately prior to the Effective Date, which security, note or other instrument, other than an Other Secured Claim, represents a Claim or Interest that is impaired by this Plan, including, without limitation, the Old Term Notes, the Debentures, the Series A Stock, the Series B Stock and the TSI Common Stock.




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         "Chapter 11 Case" means the pending bankruptcy cases concerning the
Debtors in the Bankruptcy Court under Case Nos. 99-10932 and 99-10937 through 99-10961, which were commenced on the Petition Date.

         "Claim" means (i) a right to payment from any of the Debtors' estates, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) a right to an equitable remedy for breach of performance from the estates if such breach gives rise to a right of payment from any of the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

         "Class" means a class of Claims or Interests, as described in Article Three of this Plan in accordance with section 1123(a)(1) of the Bankruptcy Code.

         "Common Stock" means stock of any class of a corporation which has no preference in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of such corporation [Record Date].

         "Confirmation" means the entry by the Bankruptcy Court on the docket of the Chapter 11 Case of the Confirmation Order signed by the Bankruptcy Court.


         "Confirmation Date" means the date on which the Confirmation Order is entered by the Bankruptcy Court on the docket of the Chapter 11 Case.

         "Confirmation Order" means the order of the Bankruptcy Court confirming this Plan under section 1129 of the Bankruptcy Code.

         "Creditors' Committee" means the Official Committee of Unsecured Creditors in these cases appointed pursuant to section 1102 of the Bankruptcy Code.





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         "Curtailed Mills" means the mills, including all related personal property and real property, owned by Morton Forest Products Co. and North Powder Lumber Co.

         "Debenture" means the outstanding securities as of the Petition Date issued by TSI (formerly known as WTD Industries, Inc.) pursuant to the Indenture.

         "Debenture Claims" means the Allowed Claims of the Debenture Holders.

         "Debenture Holders" means those persons holding Debentures as of the Record Date that are Allowed Debenture Claims.

         "Debtors" means TSI and the TSI Subsidiaries.

         "DIP Lender" means General Electric Capital Corporation.

         "Disclosure Statement" means the disclosure statement dated November 21, 2001, as amended, supplemented, or modified from time to time, describing this Plan.

         "Disputed Claim" means (i) a Claim against the Debtors that was not timely Filed; (ii) a claim against the Debtors, to the extent that a proof of claim has been timely Filed or deemed timely Filed under applicable law, as to which an objection has been timely Filed by the Debtors or any other party in interest and which objection has not been withdrawn and has not been denied by a Final Order; (iii) any Claim that was listed in the Schedules as disputed, contingent or unliquidated; (iv) the Claim of any creditor arising from the rejection of any executory contract or unexpired lease pursuant to this Plan;
(v) the Claim of any creditor appealing the Confirmation Order; and (vi) any Claim Filed by an Interest Holder solely on account of such Interest. To the extent an objection relates to the allowance of only a part of a Claim, such Claim shall be a Disputed Claim only to the extent of the objection. Before an objection has been or may be timely Filed, for the purposes of this Plan, a Claim shall be considered a Disputed Claim to the extent that the amount of the Claim specified in the proof of claim exceeds the amount of the Claim scheduled by the Debtors.



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         "Distribution Reserve" means, as of the Effective Date and any subsequent distribution date, the estimated amount of Cash necessary to (i) make distributions to holders of Disputed Claims that become Allowed Claims (other than Penalty Claims), and (ii) pay the professional fees incurred by the Post-Confirmation Committee, which funds are required to be reserved and that will be held in a segregated interest-bearing account. The amount to be reserved on account of Claims arising from the rejection of any executory contract or unexpired leases shall be estimated by the Debtors before the Effective Date.

         "Effective Date" means the earlier of a date selected by the Debtors or the date upon which the Confirmation Order becomes a Final Order; provided, that if, as of either date, all conditions to effectiveness set forth in Section
10.01 of this Plan have not been satisfied, then the Effective Date shall be the first Business Day on which all such conditions to effectiveness have been satisfied or waived.

         "Entity" means any individual, corporation, limited liability company or similar entity, limited or general partnership, joint venture, association, joint stock company, estate, entity, trust, trustee, United States trustee, unincorporated organization, government, governmental unit (as defined in the Bankruptcy Code), agency or political subdivision thereof.

         "Filed" means filed with the Bankruptcy Court in this Chapter 11 Case.

         "Final Order" means any order, ruling, or judgment of the Bankruptcy Court, or other court of competent jurisdiction, that is not reversed or stayed as to effect and is no longer subject to review, modification or amendment by appeal, or writ of certiorari.

         "Indenture" means that certain Indenture dated as of November 30, 1992 between TSI (formerly known as WTD Industries, Inc.) and State Street Bank & Trust Company, as trustee.


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         "Interest" means any equity interest in any of the Debtors, no matter how designated including, without limitation, options and warrants.

         "Lender" means TreeSource Acquisition Company LLC, as successor in interest to Principal Life Insurance Company, The Northwestern Mutual Life Insurance Company, Foothill Group, Inc., Contrarian Capital Advisors, L.L.C., and Fixed Plus Partners, beneficial owner of note registered in the name of Bear Stearns Securities Corp.

         "Lender's Claims" means the Claims of the Lender arising under the Old Credit Agreement and evidenced by the Old Term Notes.

         "Net Proceeds" means, with respect to any sale of assets, the proceeds of such assets after payment of reasonable selling costs, property taxes, and other prior liens, and creation of reserves for the seller's reasonably estimated future expenses (including, without limitation, environmental clean-up costs).

         "New Loan Agreement" means the loan agreement relating to the New Short-Term Loan and the New Long-Term Loan, to be entered into between the Reorganized Debtors and the Lender, a copy of which will be filed with the Bankruptcy Court no later than one week prior to the Voting Deadline.

         "New Long-Term Loan" means the term loan in the amount of $8,000,000 made pursuant to the New Loan Agreement as more particularly described in Article Seven.

         "New Long-Term Note" means the note to be issued to the Lender pursuant to the New Loan Agreement a copy of which will be filed with the Bankruptcy Court no later than one week prior to the Voting Deadline.

         "New Short-Term Loan" means the term loan in the amount of $6,000,000 (subject to reduction as of the Effective Date) made pursuant to the New Loan Agreement as more particularly described in Article Seven.



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         "New Short-Term Note" means the note to be issued to the Lender pursuant to the New Loan Agreement, maturing on the 30-month anniversary of the Effective Date, a copy of which will be filed with the Bankruptcy Court no later than one week prior to the Voting Deadline.

         "New Term Loans" means the New Short-Term Loan and the New Long-Term Loan.

         "New Term Notes" means the New Short-Term Note and the New Long-Term Note.

         "New TSI Common Stock" means 9,000,000 shares of Common Stock to be authorized pursuant to the Articles of Incorporation and issued pursuant to this Plan.

         "Old Credit Agreement" means that certain Credit and Security Agreement dated as of November 30, 1992, as amended from time to time, between the Lender or their predecessors in interest and TSI (formerly known as WTD Industries, Inc.) and its affiliates.

         "Old Term Notes" means the term notes held by the Lender pursuant to the Old Credit Agreement.

         "Operating Mills" means the mills, including all related personal property and real property, owned by Glide Lumber Products Co., Spanaway Lumber Co., Trask River Lumber Co., and Tumwater Lumber Co.

         "Option Plan" means TSI's Stock Incentive Plan, a copy of which is attached hereto as Exhibit D and is deemed incorporated into and part of this Plan as if set forth in full herein.

         "Other Secured Claims" means any Allowed Claim against any of the Debtors (including any Allowed Claim relating to a purchase money security interest but excluding the Lender's Claims) that is secured by a perfected, valid, and enforceable lien, security interest or other charge against, or interest in collateral, on any of the Debtors' property to the extent of the value of the interest of the holder of such Allowed Claim in the Debtors' interest in such property.

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         "Penalty Claims" means any Claim for fines, penalties, forfeitures, or for multiple, exemplary, or punitive damages, the basis for which arose before the Petition Date, to the extent such fines, penalties, forfeitures, or damages are not compensation for actual pecuniary loss suffered by the holder of such Claim.

         "Petition Date" means September 27, 1999, the date upon which the Debtors filed their voluntary Chapter 11 petitions in the Bankruptcy Court.

         "Plan" means this Second Amended Joint Plan of Reorganization together with all exhibits and attachments hereto, either in its present form or as it may be altered, amended or modified from time to time.


         "Post-Confirmation Committee" means the entity into which the Creditors' Committee will be re-constituted as of the Effective Date of this Plan until dissolved pursuant to Section 16.11 of this Plan.

         "Priority Claim" means any Claim, other than a Priority Tax Claim or Administrative Claim, that is entitled to priority in section 507(a) of the Bankruptcy Code.

         "Priority Tax Claim" means any Claim that is entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code.

         "Pro Rata" means at any particular time, with respect to each Class of Claims, the same proportion that the Allowed amount of a Claim in such Class of Claims bears to the aggregate of: (i) the Allowed amount of all such Claims, plus (ii) the aggregate asserted amount of all Disputed Claims of such Class of Claims, as reduced from time to time as and to the extent that the Allowed amount of such Claim is determined.

         "Record Date" means November 20, 2001 unless otherwise specified for a specific Class by the order of the Bankruptcy Court approving the Disclosure Statement.

         "Reorganized Debtors" means the Debtors from and after the Effective Date.

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         "Reorganized Subsidiaries" means the TSI Subsidiaries from and after the Effective Date.

         "Reorganized TSI" means TreeSource Industries, Inc. from and after the Effective Date.

         "Schedules" means the schedules of assets and liabilities filed by the Debtors with the Bankruptcy Court in accordance with section 521(1) of the Bankruptcy Code, including any supplements or amendments made thereto pursuant to Bankruptcy Rule 1009.

         "Seneca Preference Lawsuit" means the Debtors' Adversary Proceeding No. A01-1501 against Seneca Financial Group, Inc.

         "Series A Claims" means Claims arising out of the Series A Stock as of the Record Date, including all claims, if any, arising from or in connection with the purchase or sale thereof, and any right to payment under the Indenture and the subordination provisions therein.

         "Series A Stock" means shares of Series A Preferred Stock of TSI.

         "Series B Stock" means shares of Series B Preferred Stock of TSI, including all claims, if any, arising from or in connection with the purchase or sale thereof.

         "Statutory Lien Claim" means any Allowed Claim against any of the Debtors secured by a perfected, valid, and enforceable statutory lien on any of the Debtors' property to the extent of the value of the interest of the holder of such Statutory Lien Claim in the Debtors' interest in such property except for Other Secured Claims and Lender's Claims.

         "Subsidiary" means a corporation or partnership more than 50% of the outstanding voting stock or equity of which is owned, directly or indirectly, by TSI or by one or more of the TSI Subsidiaries, or by TSI and one or more of the TSI Subsidiaries.


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         "Surplus Assets " means the mills, including all related personal property and real property, if any, owned by Burke Lumber Co., Central Point Lumber Co., Pacific Softwoods Co., Pacific Hardwoods - South Bend Co., Philomath Forest Products Co., Midway Engineered Wood Products, Inc., and Sedro-Woolley Lumber Co., and any TSI Subsidiary Equity Interests in such TSI Subsidiaries.

         "Trustee Fees" means the charges assessed against the Debtors' estates under 28 U.S.C. ss. 1930.

         "TSI" means TreeSource Industries, Inc.

         "TSI Common Stock" means the existing shares of Common Stock of TSI, issued and outstanding as of the Petition Date, including all Claims, if any, arising from or in connection with the purchase or sale thereof.

         "TSI Equity Interests" means Series B Stock, TSI Common Stock, any rights or interests under TSI's Amended and Restated Rights Agreement dated as of March 4, 1998 (the "Rights Agreement"), and Series C Junior Participating Preferred Stock of TSI authorized in connection with the Rights Agreement, together with any and all rights to acquire, or options, warrants, or any other securities exercisable for, or convertible into, either Series B Stock or TSI Common Stock.

         "TSI Subsidiaries" means Burke Lumber Co., Central Point Lumber Co., Glide Lumber Products Co., Greenweld North America Co., Midway Engineered Wood Products, Inc., North Powder Lumber Co., Pacific Softwoods, Co., Philomath Forest Products, Co., Trask River Lumber Co., TreeSource, Inc., Western Timber Co., Morton Forest Products Co., Pacific Hardwoods - South Bend Co., Sedro-Woolley Lumber Co., Spanaway Lumber Co., Tumwater Lumber Co. (f/k/a Cascade West Forest Products, Inc.), and Valley Wood Products Co.



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         "TSI Subsidiary Equity Interests" means any and all Interests in the
TSI Subsidiaries.

         "Unsecured Claims" means all Claims, including the Claim of any Entity claiming a security interest in any of the Debtors' property, real or personal, that is not otherwise classified in this Plan; provided, however, that Unsecured Claims do not include Priority Claims, Administrative Claims, Priority Tax Claims, Debenture Claims, Lender's Claims, Other Secured Claims, Statutory Lien Claims, Penalty Claims and Series A Claims.

         "Unsecured Distribution" means (i) $1,100,000 and (ii) the proceeds of the Seneca Preference Lawsuit, if any, to be distributed pursuant to Section
5.05 of this Plan.

         "Voting Deadline" means the date set by order of the Bankruptcy Court upon which ballots or master ballots voting to accept or reject this Plan must be received by the Debtors' bankruptcy counsel by 5:00 p.m. Seattle time in order to be counted.

         "Working Capital Lender" means the DIP Lender or other financial institution.

         "Working Capital Loan" means the working capital line of credit approved hereunder and obtained by the Reorganized Debtors. The principal terms of the Working Capital Loan will be similar to those contained in the revolving credit facility with the DIP Lender (a copy of which is on file with the Bankruptcy Court) or other commercially reasonable terms and will include another intercreditor agreement with the Lenders acceptable to both parties. The Working Capital Loan shall be a $____million facility with an additional $___ million of seasonal borrowing capacity. The Working Capital Loan documents will be filed with the Bankruptcy Court no later than one week prior to the Voting Deadline.

                 ARTICLE TWO: TREATMENT OF ADMINISTRATIVE CLAIMS
                             AND PRIORITY TAX CLAIMS

                  2.01 Administrative Claims. Each Administrative Claim (including Trustees Fees) accrued on or before, but unpaid as of, the Effective Date shall be paid in full in Cash on


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the latest of (i) the Effective Date; (ii) the date on which the Bankruptcy
Court enters an order allowing such Administrative Claim; provided, however, that Administrative Claims representing indebtedness or other obligations incurred in the ordinary course of business or assumed by the Debtors shall be paid in the ordinary course of business and in accordance with any terms and conditions of any agreement relating thereto; or (iii) the date on which the Debtors or the Reorganized Debtors, as the case may be, and the holder of such Administrative Claim otherwise agree. All amounts owed by the Debtors pursuant to the revolving credit facility with the DIP Lender will be paid in full in cash on the Effective Date from proceeds of the Working Capital Loan.

                  2.02 Priority Tax Claims. Each holder of an Allowed Priority Tax Claim shall be paid the full amount of its Allowed Priority Tax Claim in Cash by the Reorganized Debtors on the latest of (a) the Effective Date, (b) the date such Priority Tax Claim becomes an Allowed Claim, (c) the date such Priority Tax Claim first comes due in the ordinary course, and (d) the date on which the Debtors or the Reorganized Debtors and the holder of such Allowed Priority Tax Claim otherwise agree.

              ARTICLE THREE: CLASSIFICATION OF CLAIMS AND INTERESTS

         Pursuant to section 1122 of the Bankruptcy Code, set forth below is a designation of Classes of Claims and Interests. Administrative Claims and Priority Tax Claims of the kinds specified in sections 507(a)(1) and 507(a)(8) of the Bankruptcy Code (the treatment of which is set forth in Article Two, above) have not been classified and are excluded from the following Classes, in accordance with section 1123(a)(1) of the Bankruptcy Code.

         3.01  Claims.
               ------
               Class 1.  Class 1 consists of all Allowed Priority Claims.
               -------
               Class 2.  Class 2 consists of the Allowed Lender's Claims.
               -------

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               Class 3.  Class 3 consists of all Allowed Statutory Lien Claims.
               -------
               Class 4.  Class 4 consists of all Allowed Other Secured Claims.
               -------
               Class 5.  Class 5 consists of all Allowed Unsecured Claims.
               -------
               Class 6.  Class 6 consists of the Allowed Debenture Claims.
               -------
               Class 7.  Class 7 consists of all Allowed Penalty Claims.
               -------
               Class 8.  Class 8 consists of all Allowed Series A Claims.
               -------
         3.02  Interests.
               ---------
               Class 9.  Class 9 consists of the TSI Equity Interests.
               -------
               Class 10. Class 10 consists of the TSI Subsidiary Equity
               --------
                         Interests.


              ARTICLE FOUR: IDENTIFICATION OF CLASSES OF CLAIMS AND
                INTERESTS IMPAIRED AND NOT IMPAIRED BY THIS PLAN

         4.01 Classes of Claims and Interests Not Impaired by This Plan. Priority Claims (Class 1), Statutory Lien Claims (Class 3), and TSI Subsidiary Equity Interests (Class 10) are not impaired by this Plan. Under section 1126(f) of the Bankruptcy Code, holders of such Claims and Interests are conclusively presumed to accept this Plan, and the votes of such holders will not be solicited. To the extent that any of the foregoing holders claim or assert a right to vote on this Plan, they shall be deemed to have voted to reject their treatment.

         4.02 Classes of Claims and Interests Impaired by This Plan and Entitled to Vote. The Lender's Claims (Class 2), Other Secured Claims (Class 4), and Unsecured Claims (Class 5) are impaired by this Plan.

         4.03 Classes of Claims and Interests Impaired by This Plan and Deemed to Reject This Plan. The Debenture Claims (Class 6), Penalty Claims (Class 7), Series A Claims (Class 8), and TSI Equity Interests (Class 9) are impaired and do not receive or retain any property under this Plan. Under section 1126(g) of the Bankruptcy Code, the holders of such

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Claims and Interests are conclusively presumed to reject this Plan and the votes of such holders will not be solicited.

         4.04 Confirmation Notwithstanding Rejection by a Class. In the event that an impaired Class of Claims or Interests fails to accept this Plan in accordance with section 1129(a) of the Bankruptcy Code, the Debtors may request that the Bankruptcy Court confirm this Plan in accordance with section 1129(b) of the Bankruptcy Code.

                    ARTICLE FIVE: PROVISIONS FOR TREATMENT OF
                              CLAIMS AND INTERESTS

         The treatment of and consideration to be received by holders of Allowed Claims pursuant to this Plan shall be in full settlement of their respective Allowed Claims unless otherwise specified herein.

         5.01 Priority Claims (Class 1). On the latest of (i) the Effective Date, (ii) the date such Priority Claim becomes an Allowed Claim, or (iii) the date on which the Debtors or the Reorganized Debtors, as the case may be, and the holder of such Priority Claim otherwise agree, each holder of an Allowed Priority Claim shall be entitled to receive Cash in an amount sufficient to render such Priority Claim unimpaired under section 1124 of the Bankruptcy Code, in full settlement, release and discharge of such Allowed Priority Claim. Class 1 is unimpaired.

         5.02 Lender's Claims (Class 2). The Lender's Claims, as stated in the proof of claim filed on behalf of the Lender's predecessors in interest in this case, shall be an Allowed Claim. On the Effective Date, the holder of Lender's Claims shall receive (i) $2,000,000 in Cash, (ii) the New Short-Term Loan and New Short-Term Note as described in Article Seven, (iii) the New Long-Term Loan and New Long-Term Note as described in Article Seven, (iv) Net Proceeds of sales of the Operating Mills, Curtailed Mills, or Surplus Assets that close


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between August 1, 2001 and the Confirmation Date, and (v) 9,000,000 shares of
New TSI Common Stock, representing all of the issued and outstanding shares of the New TSI Common Stock as of the Effective Date. This treatment is in full settlement, release and discharge of the Allowed Lender's Claims, including any and all postpetition Claims, including, without limitation, those arising under section 507(b) of the Bankruptcy Code; provided, however, that the distribution of value to the Lender set forth in this Section 5.02 in respect of the Allowed Lender's Claims shall not be deemed to discharge or release the Allowed Lender's Claims except to the extent set forth herein; and, provided further, that the Lender's liens and security interests in all real and personal property collateral pledged under the Old Credit Agreement and that secure the Allowed Lender's Claims thereunder shall survive, shall secure the New Term Notes and all other obligations of Reorganized TSI and the Reorganized Subsidiaries to the Lender under the New Loan Agreement, and shall retain the same priority as such liens and security interests held as of the Petition Date, subject only to the liens and security interests granted to the Working Capital Lender hereunder. Class 2 is impaired.

         5.03 Statutory Lien Claims (Class 3). On the latest of (i) the Effective Date, (ii) the date such Statutory Lien Claim becomes an Allowed Statutory Lien Claim, or (iii) the date on which the Debtors or the Reorganized Debtors, as the case may be, and the holder of an Allowed Statutory Lien Claim otherwise agree, each holder of an Allowed Statutory Lien Claim shall receive Cash in an amount sufficient to satisfy such Claim or the value of such creditor's collateral. This treatment is in full settlement, release and discharge of the Allowed Statutory Lien Claims, including any Claims arising under sections 503 and 507(b) of the Bankruptcy Code. Class 3 is unimpaired.



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         5.04         Other Secured Claims (Class 4).

                  (a) On the latest of (i) the Effective Date, (ii) the date such Other Secured Claim becomes an Allowed Other Secured Claim, or (iii) the date on which the Debtors or the Reorganized Debtors, as the case may be, and the holder of such Allowed Other Secured Claim otherwise agree, each holder of an Allowed Other Secured Claim shall, at the sole option of the Debtors or Reorganized Debtors, as the case may be:

                  (1) receive Cash in an amount sufficient to satisfy the lesser of (i) such Allowed Other Secured Claim or (ii) the value of such creditor's collateral as determined by agreement or Final Order of the Bankruptcy Court or other court of competent jurisdiction, or

                  (2) retain its lien and security interest on the Debtors' property and receive payment of its Other Secured Claim, together with interest at the non-default contract rate (without adjustment or additional payments required for any event of taxability or similar event) provided in the claimant's agreement with the applicable Debtor. To the extent that the agreement provides for periodic amortization of principal, the Other Secured Claim shall be satisfied in periodic installments of principal and interest, each in like amount to that provided by the agreement over such period as is required to amortize the principal amount of such Other Secured Claim. In addition: (i) any such Other Secured Claim shall be prepaid, in whole or part, prior to scheduled maturity from any Net Proceeds received from the sale of the collateral securing such obligation to a third party unaffiliated with the Debtors; (ii) any such Other Secured Claim may be prepaid in full, at the Debtors' or the Reorganized Debtors' option, as the case may be, by returning to the holder of an Other Secured Claim the collateral securing that creditor's Other Secured Claim; (iii) to the extent that the obligation does not provide for the periodic amortization of outstanding principal, but provides instead for payments of interest only, such obligation shall continue to provide for payments of interest

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only until the later of (A) the originally scheduled maturity date of the Other
Secured Claim, or (B) the end of the period, commencing on the Effective Date, equal in duration to the period from the Petition Date to the originally scheduled maturity date, at which time the outstanding principal balance shall be paid in full, unless otherwise ordered by the Bankruptcy Court.

                  (b) Except as otherwise provided in this Section 5.04, or as otherwise ordered by the Bankruptcy Court, the obligations evidencing the Other Secured Claims shall reflect terms identical to those contained in such obligations prior to the Petition Date. The Debtor that was the primary obligor on such obligation shall remain the primary obligor, and any guarantee of such obligation by any other Debtor shall continue under the same terms as governed such guaranty before the Petition Date.

                  (c) Collateral. Each of the Other Secured Claims shall continue to be secured by the lien on the real or personal property of one or more of the Debtors that existed at the Petition Date. Collateral securing Other Secured Claims shall be subject to junior liens securing the Working Capital Loan, the New Short-Term Loan, and the New Long-Term Loan.

                  (d) Computation of Allowed Other Secured Claims. For purposes of this Section 5.04 and subject to any claims pursuant to section 506(c) of the Bankruptcy Code, Allowed Other Secured Claims shall be limited to the principal amount of the indebtedness owed to such holder of an Other Secured Claim pursuant to its Secured Claim on the Petition Date plus any accrued and unpaid interest on such Other Secured Claim at the non-default contract rate as of the Petition Date; provided, however, that the amount of such Other Secured Claim shall not exceed the fair market value of the collateral securing such Other Secured Claim as of the Petition Date. This treatment is in full settlement, release and

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discharge of the Allowed Other Secured Claims, including any and all postpetition Claims, including, without limitation, those arising under section 507(b) of the Bankruptcy Code. Class 4 is impaired.

         5.05 Unsecured Claims (Class 5). On the latest of (i) the Effective Date, (ii) the date such Unsecured Claim becomes an Allowed Unsecured Claim, or
(iii) the date on which the Debtors or the Reorganized Debtors, as the case may be, and the holder of such Unsecured Claim otherwise agree, each holder of an Allowed Unsecured Claim will be entitled to receive its Pro Rata share of the Unsecured Distribution, subject to the amounts held in the Distribution Reserve for distribution as provided in Article Twelve of this Plan, in full settlement, release and discharge of such Allowed Unsecured Claim. Class 5 is impaired.

         5.06 Debenture Claims (Class 6). On the Effective Date, holders of Allowed Debenture Claims shall receive no distribution on account of their Debenture Claims. This treatment is in full and complete settlement, release and satisfaction and discharge of the Claims of Debenture Holders. Class 6 is impaired.

         5.07 Penalty Claims (Class 7). On the Effective Date, holders of Allowed Penalty Claims shall receive no distribution on account of their Allowed Penalty Claims. This treatment is in full and complete settlement, release and satisfaction and discharge of their Allowed Penalty Claims. Class 7 is impaired.

         5.08 Series A Claims (Class 8). On the Effective Date, holders of Allowed Series A Claims shall receive no distribution on account of their Allowed Series A Claims. This treatment is in full and complete settlement, release and satisfaction and discharge of their Allowed Series A Claims. Class 8 is impaired.

         5.09 TSI Equity Interests (Class 9). On the Effective Date, any and all TSI Equity Interests and any and all certificates representing TSI Equity Interests shall be canceled

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and become null and void, and the holders of TSI Equity Interests shall not be entitled to receive or retain any distributions or Interest under this Plan. Class 9 is impaired.

         5.10 TSI Subsidiary Equity Interests (Class 10). On the Effective Date, the TSI Subsidiary Equity Interests shall, in each instance, be converted into an aggregate of 1,000 shares of Common Stock issued by such TSI Subsidiary and all such shares shall be retained by Reorganized TSI. Class 10 is unimpaired.

                  ARTICLE SIX: ACCEPTANCE OR REJECTION OF PLAN

         6.01 Each Impaired Class Entitled to Vote Separately. The holders of Claims in each impaired Class of Claims receiving distributions hereunder shall be entitled to vote separately as a Class to accept or reject this Plan. The holders of Priority Claims (Class 1), Statutory Lien Claims (Class 3) and TSI Subsidiary Equity Interests (Class 10) are not impaired and are deemed to have accepted this Plan. Holders of Debenture Claims (Class 6), Penalty Claims (Class
7), Class A Claims (Class 8), and TSI Equity Interests (Class 9) are impaired and are deemed to have rejected this Plan; their votes will not be solicited.

         6.02 Acceptance by a Class of Creditors. Consistent with section 1126(c) of the Bankruptcy Code, and except as provided in section 1126(e) of the Bankruptcy Code, a Class of Claims shall have accepted this Plan if this Plan is accepted by at least two-thirds in dollar amount and more than one-half in number of the holders of the Allowed Claims of such Class that have timely and properly voted to accept or reject this Plan.

                          ARTICLE SEVEN: NEW TERM LOANS

         7.01 New Short-Term Loan. The terms of the New Short-Term Loan are set forth in the New Loan Agreement. The New Short-Term Note will accrue simple interest at 11% per annum, payable at the earlier of maturity or the prepayment in full of the principal balance. The maturity date of the New Short-Term Loan shall be the 30-month anniversary of

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the Effective Date. The principal balance of the New Short-Term Loan shall be
$6, 000,000, reduced by the amount that the cash payment to the Lender at the Effective Date pursuant to Section 5.02 of this Plan exceeds $2,000,000. The Debtors will be obligated to make mandatory principal reductions out of the Net Proceeds of sales of the Operating Mills, Curtailed Mills, or Surplus Assets. In case of a discrepancy between the treatment described in this Article Seven and the New Loan Agreement, the New Loan Agreement shall control.

         7.02         New Long-Term Loan.

         The terms of the New Long-Term Loan are set forth in the New Loan Agreement. The principal balance of the New Long-Term Loan shall be $8,000,000 and it will accrue simple interest at 11% per annum. The repayment terms of the New Long-Term Loan will be as set forth in the New Long-Term Note. In case of a discrepancy between the treatment described in this Article Seven and the New Loan Agreement, the New Loan Agreement shall control.

         7.03 Collateral for the New Term Loans. The New Term Loans shall be secured by liens and security interests in all of the property, both real and personal, of the Reorganized Debtors, which liens and security interests shall be subordinate only to the liens and security interests of the Working Capital Lender, and such other liens as were prior and perfected on the Petition Date. Anything to the contrary herein notwithstanding, the Lender's liens and security interests in all real and personal property collateral pledged under the Old Credit Agreement and that secure the Allowed Lender's Claims thereunder shall survive, shall, in addition to the new liens and security interests granted hereunder, secure the New Term Notes and all other obligations of Reorganized TSI and the Reorganized Subsidiaries to the Lender under the New Loan Agreement, and shall retain the same priority as such liens and security interests held as of the Petition Date, subject only to the liens and security interests set forth in the preceding sentence.

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                       ARTICLE EIGHT: WORKING CAPITAL LOAN

         8.01 On October 4, 1999, following Bankruptcy Court approval, the Debtors entered into a revolving credit facility with the DIP Lender to provide a line of credit to be used to fund postpetition operations. Pursuant to its terms, as amended, the revolving credit facility will become due and payable on the Effective Date. On the Effective Date the Debtors will enter into the Working Capital Loan. The Working Capital Loan shall be secured by first priority liens on the Reorganized Debtors' property.

                   ARTICLE NINE: MEANS FOR IMPLEMENTATION AND
                             EXECUTION OF THIS PLAN

         9.01 Vesting of Property. Except for (i) the distributions to be made on the Effective Date and (ii) as otherwise provided in this Plan, on the Effective Date, title to all property of the Debtors' estates, including without limitation all causes of action of the Debtors existing on the Effective Date other than the Seneca Preference Lawsuit, shall, without further order or action of the Bankruptcy Court, be deemed transferred to the Reorganized Debtors in accordance with section 1141 of the Bankruptcy Code, free and clear of all Claims. After the Confirmation Date but prior to the Effective Date, the Lender may, in its sole discretion, provide a notice to the Debtors, DIP Lender and the Creditors' Committee containing a description of any of the Surplus Assets that will not vest in the Reorganized Debtors, but rather will remain in the bankruptcy estates for subsequent disposition consistent with the terms of this Plan. Any such Surplus Assets will be and will remain until sold subject to the Lender's security interests under the New Term Loans.

         9.02 Establishment of Distribution Reserve. On or before the Effective Date, the Debtors or the Reorganized Debtors, as the case may be, shall establish the Distribution Reserve, which shall be funded with a portion of the Unsecured Distribution. The

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Reorganized Debtors shall maintain the Distribution Reserve until such time as all Unsecured Claims have been Allowed in whole or in part or disallowed in whole or in part, the Seneca Preference Lawsuit has been fully litigated, and all professional fees of the Post-Confirmation Committee have been paid. At such time, the Reorganized Debtors shall distribute any remaining funds on a Pro Rata basis to holders of Allowed Unsecured Claims. All interest that is earned on the Distribution Reserve will become part of the Distribution Reserve and will be paid to Allowed Unsecured Claims according to the terms of this Section 9.02. To the extent the Distribution Reserve is inadequate to pay all Allowed Unsecured Claims on a Pro Rata basis, a holder of such Allowed Unsecured Claim shall have no claim against any of the Debtors or their officers, directors, agents, employees, representatives or any other Entity retained or employed by the Debtors due to the insufficiency of the Distribution Reserve.

         9.03 Surrender and Cancellation of Series A Stock, TSI Equity Interests, Old Term Notes or Other Instruments; Discharge of Indenture Obligations. (i) As of the Effective Date, any security, note or instrument evidencing a Claim or Interest that is impaired by this Plan shall become a Canceled Security. On the Effective Date, each of the respective transfer books maintained for the Canceled Securities shall be closed. Except for the right to receive the distributions, if any, called for by this Plan, the holder of a Canceled Security shall have no rights arising from or relating to such Canceled Security after the Effective Date, including, without limitation, any rights of subordination or subrogation that may be construed to be contained in such Canceled Security. Each holder of a Canceled Security evidencing an Allowed Claim shall surrender such Canceled Security to Reorganized TSI (or its designee) and Reorganized TSI (or its designee) shall distribute to the holder thereof the appropriate consideration therefor in accordance with this Plan. No distribution under this Plan shall be made to or on behalf of any holder of an Allowed Claim or Interest evidenced by a Canceled

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Security unless and until such Canceled Security is received by Reorganized TSI
(or its designee) or Reorganized TSI (or its designee) waives in writing such requirement as to any Entity; provided, however, that such waiver shall be deemed made in respect of the Old Term Notes. In the event of any lost or destroyed Canceled Security, the holder of such Canceled Security must deliver an affidavit of loss or destruction to Reorganized TSI (or its designee), as well as an agreement to indemnify Reorganized TSI, in form and substance reasonably acceptable to Reorganized TSI, before such holder may receive any distribution under this Plan for this lost or destroyed Canceled Security. Any holder of an Allowed Claim that fails to surrender a Canceled Security related thereto or deliver an affidavit and an indemnity agreement before the later to occur of (a) two years from the Effective Date and (b) six months following the date such holder's Claim becomes an Allowed Claim, shall be deemed to have no further Claim and shall not participate in any distribution under this Plan.

         (ii) The Indenture and the respective obligations of the indenture trustee thereunder shall be canceled and discharged on the Effective Date.

         9.04 Timing of Distributions. Notwithstanding any other provision of this Plan, no payments, distributions, or other actions to be made or taken by the Debtors pursuant to this Plan shall be made or taken until the Effective Date.
         9.05 Method of Payment. Payments to be made by the Reorganized Debtors pursuant to this Plan shall be made by check drawn on a domestic bank or by wire transfer from a domestic bank, at the sole discretion of the Reorganized Debtors. The foregoing notwithstanding, all payments to the Lender on the Effective Date shall be by wire transfer.

         9.06 No Fractional Securities. Reorganized TSI (or its designee) will not distribute any fractional interest in shares of New TSI Common Stock.


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         9.07 Unclaimed Property. If any Entity entitled to receive a Cash payment under this Plan cannot be located on the later of the Effective Date or when a Claim is Allowed, then such Cash will be set aside and held in the Distribution Reserve account. If such Entity is located within one year of the Effective Date, such Cash, together with any interest earned thereon, shall be paid or distributed to such Entity. If such Entity is not located within one year after the Effective Date, such Entity shall be deemed to have waived all rights to distribution under this Plan and neither the Debtors nor the Reorganized Debtors shall have any further obligation to such Entity under this Plan. In that event, any such Cash and accrued interest held in reserve for such Entity shall be distributed to holders of Allowed Unsecured Claims to the extent they have not previously been paid in full; provided, however, that nothing contained in this Plan shall require the Reorganized Debtors to attempt to locate such Entity. If holders of Allowed Unsecured Claims have been paid in full, the Reorganized Debtors shall retain such sums.

         9.08 Prepayment. Subject to the terms of the New Loan Agreements and the Working Capital Loan, but notwithstanding any contrary provision in any other agreement or instrument evidencing or relating to any obligation, the Reorganized Debtors shall have the right to prepay, without penalty, all or any portion of the Allowed Claims at any time after the Effective Date.

         9.09 Transactions on Business Days. If the Effective Date shall occur on a day that is not a Business Day, the transactions contemplated by this Plan to occur on such day shall instead occur on the next succeeding Business Day.

                        ARTICLE TEN: CONDITIONS PRECEDENT

         10.01 Conditions Precedent to the Effective Date. Except as waived by the Debtors and any other party benefiting from such conditions, the following conditions must

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occur and be satisfied on or before the Effective Date in order for this Plan to be consummated:

                  (i) Entry of Confirmation Order. The Confirmation Order shall have been signed by the Bankruptcy Court and entered on the docket for the Chapter 11 Case by the Clerk of the Bankruptcy Court in form and substance reasonably satisfactory to the Debtors, the Lender and the Working Capital Lender.

                  (ii) No Stay. There shall not be any stay in effect with respect to the Confirmation Order.

                  (iii) Execution of New Term Loans. The Debtors and the Lender shall have executed and delivered the New Loan Agreement and such other instruments and documents as the Lender shall reasonably request to effectuate the transactions contemplated by this Plan.

                  (iv) Working Capital Loan. The Debtors and the Working Capital Lender shall have executed and delivered the documents relating to the Working Capital Loan.

                  (v) Option Plan. The Board of Directors of TSI shall have adopted the Option Plan upon terms acceptable to the Lender.

            ARTICLE ELEVEN: EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         11.01 Assumption and Rejection of Executory Contracts. Any executory contracts or unexpired leases that have not been (i) assumed by the Debtors with the Bankruptcy Court's approval on or before the Effective Date or (ii) identified on Exhibit A to this Plan shall be deemed to have been rejected by the Debtors on the Effective Date. The executory contracts identified on Exhibit A shall be deemed assumed by the affected Debtor(s) on the Effective Date. Additionally, confirmation of this Plan will be deemed to approve the assumption and continuation of the following categories of executory contracts entered into

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post-petition by the Debtors: (i) employment agreements that have been approved by this Court prior to or by the Effective Date; (ii) the Indemnification Agreements described in Section 16.10 hereto, and (iii) any postpetition amendments to the Debtors' real property leases.

         11.02 Filing of Proofs of Claim for Rejection Damages. Unless otherwise provided by an order of the Bankruptcy Court entered prior to the Confirmation Date, a proof of claim against the Debtors arising from the rejection of an executory contract or unexpired lease pursuant to a Final Order must be filed with the Bankruptcy Court within the later of (i) the date designated by the Bankruptcy Court as the last date for filing proofs of claim in the Chapter 11 Case; (ii) the time period established by the Bankruptcy Court in a Final Order approving such rejection; or (iii) 30 days from the Effective Date. Any Entity that fails to file proof of its Claim arising from such a rejection within the period set forth above shall be forever barred from asserting a Claim against the Debtors or the Reorganized Debtors or the property or interests in property of the Debtors or Reorganized Debtors.

         11.03 Continuation of Employee Severance Arrangements. All employment severance arrangements approved by the Bankruptcy Court in the Order Approving Severance Arrangements with Key Personnel and Surcharge of Collateral dated June 1, 2001 shall remain in effect until December 31, 2002. Debtors have provided to Lender on November 14, 2001 a list of the names of persons entitled to extended severance pursuant to such arrangements and the amount of base severance that they would be entitled to receive (not including any portion of the applicable severance obligation calculated based on the employee's bonus under currently existing bonus programs). Debtors will not, without the prior consent of Lender, take any action prior to the Effective Date that would change the persons entitled to receive extended severance or change the amount of severance that such

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persons would be entitled to receive (other than changes caused by bonuses under currently existing non-discretionary bonus programs).

            ARTICLE TWELVE: PROCEDURES FOR RESOLVING DISPUTED CLAIMS

         12.01 Objections to Claims and Interests. The Debtors shall have the authority to file objections, with the prior approval of the Committee, to Unsecured Claims, and without the prior approval of the Committee and to all Claims that are not Unsecured Claims, before the Effective Date. If there are unresolved objections to Unsecured Claims as of the Effective Date, the Post-Confirmation Committee will have the sole discretion to pursue them. The Post-Confirmation Committee may object to an Unsecured Claim by filing an objection with the Bankruptcy Court and serving such objection upon the holder of such Claim not later than 90 days after the Effective Date or such other date that may be set by the Bankruptcy Court upon request of the Reorganized Debtors, the Post-Confirmation Committee, or other party in interest. For purposes of this paragraph, an objection shall be served by placing it in the U.S. mail, first class postage paid, and addressed to the Claim holder at the address on such holder's proof of claim herein, within the period allowed for filing objections to Claims. Notwithstanding the foregoing, if any claimant is allowed by the Bankruptcy Court to file a late proof of claim, the Post-Confirmation Committee shall be allowed to object to such Unsecured Claim within 90 days of the filing of such Unsecured Claim, if such period would extend past the original 90-day period for objecting to Claims. For purposes of distributions on the Effective Date, any late-Filed Claims that are deemed timely Filed by order of the Bankruptcy Court shall be deemed to be Disputed Claims until the expiration of the time by which the Post-Confirmation Committee must object to such Disputed Claims. After the Effective Date, the Reorganized Debtors shall have sole discretion to object to all Claims that are not Unsecured Claims.

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         12.02 Procedure. The Debtors, the Reorganized Debtors, and/or the
Post-Confirmation Committee, as applicable, at their sole option, may litigate the merits of each Disputed Claim until determined by a Final Order; provided, however, that (i) before the Effective Date, the Debtors, subject to the approval of the Committee and the Bankruptcy Court, and (ii) after the Effective Date, the Post-Confirmation Committee or the Reorganized Debtors, as applicable under Section 12.01, subject to the approval of the Bankruptcy Court, may compromise and settle any objection to any Disputed Claim.

         12.03 Payments and Distributions With Respect to Disputed Claims. No payments or distributions shall be made with respect to a Disputed Claim until such Disputed Claim becomes an Allowed Claim.

         12.04 Timing of Payments and Distributions With Respect to Disputed Claims. Subject to the further provisions of this Plan, payments and distributions with respect to each Disputed Claim that becomes an Allowed Claim that would have otherwise been made had such Claim been an Allowed Claim on the Effective Date shall be made quarterly from the Distribution Reserve after the Effective Date until the time that all Disputed Claims have either been Allowed in whole or in part or disallowed in whole or in part. Holders of Disputed Claims that become Allowed Claims shall be bound, obligated and governed in all respects by the provisions of this Plan.

         12.05 Retention and Enforcement of Causes of Action. Pursuant to
section 1123(b)(3) of the Bankruptcy Code, the Post-Confirmation Committee shall retain and shall have the right to enforce any Bankruptcy Claim, to the extent not otherwise released under this Plan, against any Entity. Upon the Effective Date of the Plan, without further order of this Court, the Post-Confirmation Committee shall be substituted for TSI as the plaintiff in the Seneca Preference Lawsuit.

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         12.06 General Standards Governing Bankruptcy Claims. The
Post-Confirmation Committee shall exercise reasonable business judgment in deciding how and whether to pursue Bankruptcy Claims. The Post-Confirmation Committee shall evaluate, inter alia, the merits of their legal rights in a particular case, the costs of litigation, the effect of litigation on the business operations of the Reorganized Debtors and relationships in the industry, the time required to achieve a judicial resolution and the possibility of settlement, the inherent risk of litigation, and the likelihood of recovering a potential judgment from the assets of a given defendant.

         12.07        Release of Claims.
         On the Effective Date, the Releasing Parties (defined below) shall mutually release and forever discharge each other from any and all claims or causes of action, whether known or unknown, in connection with or relating to the Debtors; provided, however, that nothing contained herein shall operate to release the Reorganized Debtors from any timely filed Claim in this Chapter 11 Case. The Releasing Parties are: (1) the Reorganized Debtors; (2) TreeSource Acquisition Company, LLC and its members or interest holders; (3) Moss Adams LLP; (4) any creditor receiving a distribution under this Plan; and (5) the following individuals: Jess R. Drake, Scott Christie, William H. Wright, Richard
W. Detweiler, Joe Karas and Robert W. Lockwood. The foregoing releases do not apply to or affect in any way the Committee's right to pursue the Seneca Preference Lawsuit on behalf of the Class 5 Creditors.

                     ARTICLE THIRTEEN: CORPORATE GOVERNANCE

         13.01 Directors of Reorganized TSI. The initial Board of Directors of Reorganized TSI will contain five directors: James Schueler, R. Gregory Service, Harold Mildenberger, Robert Russell, and Craig Rostead. Holders of New TSI Common Stock shall



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have the right to elect Reorganized TSI's Board of Directors consistent with the Articles of Incorporation, the Bylaws, and Oregon corporate law.

         13.02 Directors of Reorganized Subsidiaries. The initial Boards of Directors of the Reorganized Subsidiaries will contain the same directors as the initial Board of Directors of Reorganized TSI. The articles of incorporation and bylaws of each of the Reorganized Subsidiaries shall be amended on or before the Effective Date to the extent necessary to effectuate the provisions of this Plan and section 1123(a)(6) of the Bankruptcy Code. Forms of the articles of incorporation and bylaws of the Reorganized Subsidiaries that are Washington corporations and Oregon corporations are attached hereto as Exhibits E through H.

         13.03        Change in Management.
         The day after the Effective Date, per agreement with TSI's pre-Confirmation Date board of directors, Jess R. Drake will be removed from office as president and CEO of the Reorganized Debtors. After the Effective Date, (a) the Board of Directors of Reorganized TSI shall be entitled to remove any other officers of TSI and to appoint new officers for Reorganized TSI and
(b) the Board of Directors of each of the Reorganized Subsidiaries shall be entitled to remove all officers of such Reorganized Subsidiary and appoint new officers for such Reorganized Subsidiary.

         13.04        Additional Restructuring.
         Effective April 28, 2000, the following subsidiaries of TSI were merged into Valley Wood Products Co., which may be liquidated: Alturas Lumber Co., Cle Elum Lake Veneer Co., Cottage Grove Lumber Co., Eugene Wood Products Co., Silverton Forest Products, Co., Union Forest Products Co., Union Rail Enterprises, Inc., and WTD Industries Co. (f/k/a

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Goshen Veneer Co.). Certain non-Debtor, non-operating subsidiaries of TSI were also merged into the Reorganized Valley Wood Products Co.

         As soon as practicable following the Effective Date, at the option of Reorganized TSI, the following Reorganized TSI Subsidiaries may be merged into Reorganized TSI: TreeSource International, Inc., TreeSource, Inc., and Western Timber Co.

         Any executory contracts assumed pursuant to this Plan will be deemed to be assigned by any merging TSI Subsidiary to Reorganized TSI or Reorganized Valley Wood Products Co., respectively.

                   ARTICLE FOURTEEN: MODIFICATION OF THIS PLAN

         14.01 Modification. Except as otherwise specifically provided in this Plan, the Debtors may alter, amend, or modify this Plan under section 1127 of the Bankruptcy Code at any time before the Confirmation Date. After the Confirmation Date, the Reorganized Debtors may institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in this Plan or the Confirmation Order, and such matters as may be necessary to carry out the purposes and effects of this Plan, so long as it does not adversely affect the treatment of holders of Claims under this Plan.

                     ARTICLE FIFTEEN: EFFECT OF CONFIRMATION

         15.01 Discharge of the Debtors. (i) Except as otherwise provided herein or in the Confirmation Order, the rights afforded in this Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims and in termination of all Interests of any nature whatsoever, including any interest accrued thereon from and after the Petition Date, against the Debtors, as Debtors and Debtor in Possession, or any of their respective assets or properties. Except as provided in this Plan or the Confirmation Order, confirmation of this Plan will, as of the Effective Date: (a) discharge the Debtors from all Claims or other debts



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that arose before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (i) a proof of Claim based on such debt is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (ii) a Claim based on such debt is allowed pursuant to section 502 of the Bankruptcy Code, or (iii) the holder of a Claim based on such debt has accepted this Plan; and (b) terminate all Interests and other rights of equity security holders in the Debtors.

         (ii) As of the Effective Date, except as provided in this Plan or the Confirmation Order, all Entities will be precluded from asserting against the Reorganized Debtors, their successors or property, any other or further Claims, debts, rights, causes of action, liabilities or equity interests based upon any act, omission, transaction or other activity of any kind or nature that occurred before the Effective Date. In accordance with the foregoing, except as provided in this Plan or the Confirmation Order, the Confirmation Order will be a judicial determination, as of the Effective Date, of discharge of all such Claims and other debts and liabilities against the Debtors and termination of all such Interests and other rights of equity security holders in the Debtor, pursuant to sections 524 and 1141 of the Bankruptcy Code, and such discharge will void any judgment obtained against the Reorganized Debtors at any time after the Effective Date, to the extent that such judgment relates to a discharged Claim.

         15.02 Injunction.
         (i) Except as provided in this Plan or Confirmation Order, as of the Effective Date, all Entities that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of this Plan are permanently enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities or terminated



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Interests or rights: (a) commencing or continuing in any manner any action or other proceeding against the Reorganized Debtors or their property; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Reorganized Debtors or their property; (c) creating, perfecting or enforcing any lien or encumbrance against the Reorganized Debtors or their property; (d) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Reorganized Debtors or their property; and (e) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of this Plan.

                  (ii) By accepting distributions pursuant to this Plan, each holder of an Allowed Claim receiving distributions pursuant to this Plan will be deemed to have specifically consented to the injunctions set forth in this Plan.

         15.03. Implementation of Option Plan. The Option Plan shall have been adopted by the Board of Directors of TSI prior to the Effective Date and shall be submitted for approval of the shareholders of the Reorganized TSI within 12 months after such adoption by the Board of Directors.

                    ARTICLE SIXTEEN: MISCELLANEOUS PROVISIONS

         16.01 Bankruptcy Court to Retain Jurisdiction. The Bankruptcy Court shall retain jurisdiction over all matters arising out of or related to the Chapter 11 Case and this Plan pursuant to sections 105(a) and 1142 of the Bankruptcy Code until the Effective Date. From and after the Effective Date, and until the closing of the Chapter 11 Case by the Bankruptcy Court pursuant to section 350(a) of the Bankruptcy Code and Bankruptcy Rule 3022, the Bankruptcy Court shall retain and have exclusive jurisdiction over the Reorganized Debtors, their property, and the Chapter 11 Case for the purposes of determining



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all matters presented by or arising under this Plan, including, without limitation, exclusive jurisdiction to:

                  (i) enforce and administer the provisions of this Plan including taking any action to enforce this Plan and to issue such orders as may be necessary for the implementation, execution and consummation of this Plan and the determination of any and all disputes arising under or in connection with this Plan including without limitation any obligations described in Article Fifteen of this Plan;

                  (ii) determine the allowance or classification of Claims and to determine any objections or disputes thereto;

                  (iii) determine any and all applications or motions regarding assumption or rejection of executory contracts and to determine the allowance of any and all Claims arising therefrom;

                  (iv) determine any and all applications, motions, adversary proceedings (including Bankruptcy Claims), and contested matters pending before the Bankruptcy Court as of the Effective Date and arising in or related to the Chapter 11 Case or this Plan;

                  (v) determine and enforce any and all applications for allowances of compensation for professional services rendered and expenses incurred in the Chapter 11 Case;

                  (vi) determine any (a) other request for payment of Administrative Claims, (b) other requests for payment of any salary, bonus, or other compensation for work performed prior to the Effective Date or (c) claims for severance payment, breach of employment contract or wrongful termination arising in connection with any termination of employment that occurs within 30 days after the Effective Date;



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                  (vii) correct any defect, cure any omission or reconcile any inconsistency in this Plan or the Confirmation Order as may be necessary to carry out the provisions, purposes and intent of this Plan;

                  (viii) approve and confirm any modification of this Plan;

                  (ix) enter and implement such orders as may be appropriate if the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

                  (x) consider the compromise and settlement of any Claim against the Debtors or the Debtors' estates;

                  (xi) approve the sale of any property remaining in the bankruptcy estate;

                  (xii) determine such other matters as may be provided for in the Confirmation Order or as may from time to time be authorized under the provisions of the Bankruptcy Code or any other applicable law;

                  (xiii) enforce all orders, judgments and rulings entered in connection with the Chapter 11 Case;

                  (xiv) enforce, interpret and administer the provisions of (a) this Plan, including, but not limited to, the provisions relating to the distributions to be made hereunder and to the transfer of any property hereunder and (b) the agreements, documents, and instruments attached as exhibits to this Plan or the Disclosure Statement and those agreements, documents, and instruments created under or in connection with this Plan;

                  (xv) determine matters concerning federal, state or local taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code; and

                  (xvi) issue and enter such orders, consistent with sections 1142 and 105(a) of the Bankruptcy Code, as may be necessary to effectuate the consummation and full and complete implementation of this Plan.



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         16.02 Closing of Cases. From and after the Effective Date, all disputes regarding claims against any of the TSI Subsidiaries shall be treated as disputes solely with TSI, and may be adjudicated in TSI's Chapter 11 case, regardless of whether the Bankruptcy Court closes the Chapter 11 cases of the TSI Subsidiaries pursuant to section 350(a) of the Bankruptcy Code and Bankruptcy Rule 3022.

         16.03 Binding Effect. The provisions of this Plan shall be binding upon and inure to the benefit of the Debtors, their estates, any holder of a Claim or Interest, and their respective predecessors, successors, assigns, agents, officers and directors.

         16.04 Payment of Statutory Fees. All Trustee Fees shall be paid by the Debtors or the Reorganized Debtors, as the case may be.

         16.05 Notices. All notices, requests, demands or other communications to the Reorganized Debtors and/or the Lender in connection with or required to be given under this Plan, if any, shall be in writing and shall be sent by (i) certified first class mail, return receipt requested, postage prepaid (deemed given when received as noted on return receipt), (ii) overnight courier, freight prepaid, receipt requested (deemed given when received as noted on receipt),
(iii) facsimile (deemed given when received as noted on confirmation report) or
(d) hand delivery, receipt requested (deemed given when received as noted on receipt):

         If to the Reorganized Debtors, to:

                                    TreeSource Industries, Inc.
                                    529 SE Grand Avenue
                                    Portland, OR 97214
                                    Attn: President
                                    Facsimile:  (503) 245-7773






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         If to the Lender to:

                                    Foster Pepper & Shefelman LLP
                                    1111 Third Avenue
                                    Suite 3400
                                    Seattle, WA 98101-3299
                                    Attn:  Christopher M. Alston, Esq.
                                    Facsimile:  (206) 447-9700

         Any of the above may, from time to time, change its address for future notices and other communications hereunder by filing a notice of the change of address with the Bankruptcy Court.

         16.06 Headings. The headings of the articles, sections and subsections of this Plan are inserted for convenience only and shall not affect the interpretation hereof.

         16.07 Construction. The rules of construction used in section 102 of the Bankruptcy Code shall apply to the construction of this Plan.

         16.08 Governing Law. Except to the extent that the Bankruptcy Code or other federal law is applicable, and except as specifically provided in any agreement or instrument governing any debt, obligation or interest, the rights, duties and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Oregon.

         16.09 Successors and Assigns. The rights and obligations of any Entity named or referred to in this Plan will be binding upon, and will inure to the benefit of, the successors and assigns of such Entity.

         16.10 Survival of Certain Corporate Obligations. Prior to the Effective Date, the Debtors will have entered into Indemnification Agreements, in the form attached hereto as Exhibit I, with Scott Christie, Richard W. Detweiler, Jess R. Drake, and William H. Wright, and the Debtors' obligations under the Indemnification Agreements will not be discharged or

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impaired by confirmation or consummation of this Plan, but will survive unaffected by the reorganization and other actions contemplated by this Plan and will be performed and honored by the Reorganized Debtors. Reorganized Debtors may further, in their sole judgment, indemnify any other Entity in connection with claims, demands, suits, causes of action or proceedings based upon any act or omission of such Entity at any time before the Confirmation Date in an amount not to exceed the extent to which such Entity could have been indemnified before the Confirmation Date and may advance expenses in connection therewith, but only to such extent or upon such terms as the Reorganized Debtors' Board of Directors shall find it to be, in their sole judgment, appropriate to do so. Except as specifically set forth in this Section 16.10 or the Indemnification Agreements, upon confirmation of this Plan, any other purported obligations of any of the Debtors to indemnify their respective officers, directors, agents, employees, representatives or any other Entity shall be deemed rejected, discharged as provided in Sections 15.01 and 15.02, and otherwise unenforceable against any of them.

         16.11. Dissolution of Creditors' Committee. On the Effective Date, the Creditors' Committee will re-appointed as the Post-Confirmation Committee, which will remain in effect until the Seneca Preference Lawsuit and all objections to Unsecured Claims have been finally resolved, at which time, the Post-Confirmation Committee shall dissolve and the members of, and professionals engaged by, the Creditors' Committee shall thereupon be released from and discharged of all authority, duties, responsibilities, obligations and liabilities, if any, arising from and in connection with the Chapter 11 Case; provided, however, that the members and the advisors to the Creditors' Committee shall continue to be obligated and bound by the terms of any confidentiality agreement executed by them with the Debtors. The professional



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fees incurred by the Post-Confirmation Committee shall be deducted from the
Distribution Reserve.

         16.12 Exhibits. All exhibits and schedules to this Plan are incorporated into and are part of this Plan as if set forth in full herein.


















































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         DATED:  This 21st day of November, 2001.

                             Respectfully submitted,


                             TREESOURCE INDUSTRIES, INC., BURKE LUMBER CO., CENTRAL POINT LUMBER CO., GLIDE LUMBER PRODUCTS CO., GREENWELD NORTH AMERICA CO., MIDWAY FOREST PRODUCTS CO., MORTON FOREST PRODUCTS CO., NORTH POWDER LUMBER CO., PACIFIC HARDWOODS-SOUTH BEND CO., PACIFIC SOFTWOODS CO., PHILOMATH FOREST PRODUCTS CO., SEDRO-WOOLLEY LUMBER CO., SPANAWAY LUMBER CO., TRASK RIVER LUMBER CO., TREESOURCE, INC., TUMWATER LUMBER CO., VALLEY WOOD PRODUCTS CO., WESTERN TIMBER CO.


                             By/s/JESS R. DRAKE
                               -------------------------------------------------
                               Jess R. Drake, President


Of Counsel:

  Steven M. Hedberg
  John S. Kaplan
  PERKINS COIE LLP
  1201 Third Avenue, 40th Floor
  Seattle, Washington 98101-3099
  (206) 583-8888













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                                                          (206) 583-8888